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                                                                   EXHIBIT 10.12

AMENDMENT AGREEMENT dated as of July 6, 1999, among the parties hereto.

Reference is made to the Credit Agreement dated as of December 30, 1997 among The Resort at Summerlin, Limited Partnership, The Resort at Summerlin, Inc., the lenders party thereto, Gleacher Natwest, Inc., as Arranging Agent and National Westminster Bank PLC, as Administrative Agent (the "Credit Agreement"). Capitalized terms used and not defined herein have the meanings given them in the Credit Agreement. The Borrowers, the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Documents as follows:

1. The definition of "Completion Deadline" in the Credit Agreement is hereby amended to mean "July 12, 1999."

2. The references to "30 days" in Section 3.02(A)(g) of the Credit Agreement and in Section 3.01(b) of the Mortgage Notes Proceeds Agreement are hereby amended to read "60 days".

3. Section 2.06(C) of the Disbursement Agreement is hereby deleted and the Credit Agreement is hereby amended to add the following new Section 6.13:

              Not later than January 12, 2000, the Borrowers will cause to be delivered to each Lenders and the Administrative Agent the consultant's report, final survey and "as-built" plans referred to and complying with the terms of Section 2.06(C) of the Disbursement Agreement as originally executed and prior to any amendments thereto.

4. The fifth sentence of Section 2.03 of the Disbursement Agreement is amended to read in its entirety as follows:

              Transfers will only be made on the third day of a month (except that one Transfer may be made in July, 1999 on any date prior to July 13) and not later than September 3, 1999 (each such date a "Transfer Date").

5. The reference to "30th day" in the sixth sentence of Section 2.03 of the Disbursement Agreement is amended to read "60th day".

This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York, may be executed in counterparts and shall be effective when executed by the Borrowers, the Administrative Agent and the Required Banks.

                                    THE RESORT AT SUMMERLIN,
                                     LIMITED PARTNERSHIP

                                    By: The Resort at Summerlin, Inc., its
                                    General Partner

                                    By: /s/ John J. Tipton
                                       -----------------------------------------
                                       Name: John J. Tipton
                                       Title: Senior VP, CFO and General Counsel

                                    THE RESORT AT SUMMERLIN,

                                    By: /s/ John J. Tipton
                                       -----------------------------------------
                                       Name: John J. Tipton
                                       Title: Senior VP, CFO and General Counsel


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                                    NATIONAL WESTMINSTER BANK PLC
                                    Individually and as Administrative Agent

                                    By: /s/ Andrew S. Weinberg
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    ARCHIMEDES FUNDING L.L.C.
                                    By: ING Capital Advisors LLC, as Collateral
                                        Manager

                                    By: /s/ Michael D. Hatley
                                       -----------------------------------------
                                       Name: Michael D. Hatley
                                       Title: Managing Director

                                    THE ING CAPITAL SENIOR SECURED
                                    HIGH INCOME FUND, L.P.
                                    By: ING Capital Advisor LLC, as Investment
                                        Advisor

                                    By: /s/ Michael D. Hatley
                                       -----------------------------------------
                                       Name: Michael D. Hatley
                                       Title: Managing Director

                                    STEIN ROE & FARNHAM, INC.
                                    As agent for Keyport Life Insurance Company

                                    By: /s/ Brian W. Good
                                       -----------------------------------------
                                       Name: Brian W. Good
                                       Title: Vice President and Portfolio
                                              Manager

                                    AMARA-2 FINANCE LTD.

                                    By: /s/ Ian David Moore
                                       -----------------------------------------
                                       Name: Ian David Moore
                                       Title: Director


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                                    AMARA-2 FINANCE LTD.

                                    By: /s/ Ian David Moore
                                       -----------------------------------------
                                       Name: Ian David Moore
                                       Title: Director

                                    MORGAN STANLEY SENIOR FUNDING INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    ML CLO XV PILGRIM AMERICAN (CAYMAN) LTD
                                    By: Pilgrim Investments, Inc., as investment
                                        manager

                                    By: /s/ Michel Prince
                                       -----------------------------------------
                                       Name: Michel Prince, CFA
                                       Title: Vice President



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                                    STRATA FUNDING LTD.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    CERES FINANCE LTD.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    AERIES FINANCE LTD.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    CAPTIVA FINANCE LTD.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    FLOATING RATE PORTFOLIO

                                    By: Invesco Senior Secured
                                        Management, Inc., as Attorney-in-fact

                                    By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name: Anne M. McCarthy
                                       Title: Authorized Signatory



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